UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party Other Than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BRIGHT HORIZONS FAMILY SOLUTIONS INC. 2024 Annual Meeting of Shareholders June 5, 2024 at 8:00 AM ET For holders as of April 8, 2024 Vote by June 4, 2024 11:59 PM ET BRIGHT HORIZONS FAMILY SOLUTIONS INC. C/O CORPORATE SECRETARY 2 WELLS AVENUE NEWTON, MA 02459 V43864-P08300 Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting. You invested in BRIGHT HORIZONS FAMILY SOLUTIONS INC. and its time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 5, 2024. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Annual Report on Form 10-K, Notice and Proxy Statement online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote prior to the Meeting without entering a control number Attend, Participate and Vote Virtually at the Meeting* June 5, 2024 8:00 A.M. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/BFAM2024 Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote your shares. This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of four Class II directors each for a term of three years: Nominees: 1a. Julie Atkinson 1b. Jordan Hitch 1c. Laurel J. Richie 1d. Mary Ann Tocio 2. To approve, on an advisory basis, the 2023 compensation paid by the Company to its Named Executive Officers. 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. 4. To approve an amendment to the Companys Certificate of Incorporation to declassify the Board of Directors. 5. To approve an amendment to the Companys Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law. 6. To approve an amendment to the Companys Certificate of Incorporation to add a federal forum selection provision and update and clarify the Delaware forum selection provision. 7. To approve miscellaneous amendments to the Companys Certificate of Incorporation. NOTE: In their discretion, the proxies may consider and vote on any other business properly brought before the meeting or any adjournment or postponement thereof. For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Delivery Settings. V43865-P08300